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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported): August 30, 2004


          CWALT, INC., (as depositor under the Pooling and Servicing
           Agreement, dated as of August 30, 2004, providing for the
        issuance of the Alternative Loan Trust 2004-J7, Mortgage Pass-
                    Through Certificates, Series 2004-J7).

                                  CWALT, INC.
                                  -----------
            (Exact name of registrant as specified in its charter)

 Delaware                             333-110343               87-0698307
----------------------------          ----------               ----------
(State or Other Jurisdiction         (Commission            (I.R.S. Employer
     of Incorporation)               File Number)          Identification No.)

4500 Park Granada
Calabasas, California                               91302
---------------------                             ---------
(Address of Principal                             (Zip Code)
 Executive Offices)

Registrant's telephone number, including area code (818) 225-3000
                                                   --------------

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities
       Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12(b) under the Exchange
       Act (17 CFR 240.14a-12(b))

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act

       (17 CFR 240.14d-2(b))

Section 9    Financial Statements and Exhibits

Item 9.01    Financial Statements and Exhibits.

       (a)   Financial statements of business acquired.

             Not applicable.

       (b)   Pro forma financial information.

             Not applicable.

       (c)   Exhibits.

       5.1   Legality Opinion of Sidley Austin Brown & Wood LLP.

       8.1   Tax Opinion of Sidley Austin Brown & Wood LLP (included in
             Exhibit 5.1).

       23.1  Consent of Sidley Austin Brown & Wood LLP (included in Exhibits
             5.1 and 8.1).

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CWALT, INC.



                                    By: /s/ Darren Bigby
                                        ----------------
                                    Darren Bigby
                                    Vice President



Dated:  August 30, 2004

                                 Exhibit Index


Exhibit                                                                  Page
-------                                                                  ----

5.1   Legality Opinion of Sidley Austin Brown & Wood LLP                    5

8.1   Tax Opinion of Sidley Austin Brown & Wood LLP (included
      in Exhibit 5.1)                                                       5

23.1  Consent of Sidley Austin Brown & Wood LLP (included in
      Exhibits 5.1 and 8.1)                                                 5